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                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  October 31, 1994


                               GENEVA STEEL COMPANY
      -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



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
            Utah                     1-10459                      93-0942346
            ----                     -------                      ----------
(State or other jurisdiction   (Commission File No.)   (IRS Employer Identification No.)
     of incorporation)
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                   10 South Geneva Road, Vineyard, Utah 84058
                   ------------------------------------------
                   (Address of principal executive offices,
                             including zip code)


      Registrant's telephone number, including area code:  (801) 227-9000
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Item 5.  Other Events

         On October 31, 1994, Geneva Steel Company issued a press release announcing the preliminary results of its fourth fiscal quarter and year ended September 30, 1994 and other developments. A copy of the press release has been included as an exhibit to this report.

Item 7.  Financial Statements and Exhibits

         (a)     Financial statements of businesses acquired.

                 Not applicable.

         (b)     Pro forma financial information.

                 Not applicable.

         (c)     Exhibits.

                 The following exhibit is included herein:

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
Reg. S-K
Item No.                          Description                                    Exhibit No.
- - --------                          -----------                                    -----------
20                    Press Release dated October 31, 1994                            1
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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GENEVA STEEL COMPANY


                                         By  /s/ Dennis L. Wanlass
                                             -----------------------------------
                                             Dennis L. Wanlass
                                             Vice President, Treasurer and Chief
                                               Financial Officer


Date:  October 31, 1994